Filed pursuant to Rule 497(e)

File Nos. 033-68666 and 811-08004

AMG FUNDS IV

AMG Managers Value Partners Asia Dividend Fund

Supplement dated February 25, 2019 to the Prospectus, dated March 1, 2018, as supplemented December 10, 2018,

and Statement of Additional Information, dated March 1, 2018, as supplemented December 10, 2018 and February 15,

2019

The following information supplements and supersedes any information to the contrary relating to AMG Managers Value Partners Asia Dividend Fund (the “Fund”), a series of AMG Funds IV (the “Trust”), contained in the Fund’s Prospectus and Statement of Additional Information, dated and supplemented as noted above.

At a meeting held on February 21, 2019, the Board of Trustees of the Trust approved a plan to liquidate and terminate the Fund (the “Liquidation”), which is expected to occur on or about April 12, 2019 (the “Liquidation Date”). Effective on or about February 27, 2019, it is expected that the Fund will begin selling its portfolio investments and will invest the proceeds in cash and cash equivalents, in anticipation of the Liquidation. Proceeds of the Liquidation are expected to be distributed to shareholders of the Fund promptly following the Liquidation Date in full redemption of each shareholder’s shares of the Fund.

Effective as of the close of business on February 25, 2019, the Fund will no longer accept investments, except for investments made through existing asset allocation programs investing in the Fund, and shares purchased pursuant to automatic investment programs, such as automatic investments through 401(k) plans and reinvestments of any dividends and distributions. Those shareholders investing in the Fund through one of the exceptions described above may continue to purchase shares of the Fund provided that such transactions settle prior to the Liquidation Date.

A letter will be sent to shareholders who hold shares directly with the Fund (“Direct Shareholders”) setting forth the various options and instructions with respect to the Liquidation and the distribution of Direct Shareholders’ redemption proceeds. Any Direct Shareholder may elect to have redemption proceeds sent to them via check. Direct Shareholders may also elect to exchange their Fund shares into any other fund in the AMG Funds family of funds that is open to new investors (subject to minimum initial investment requirements as described in such fund’s prospectus). Shareholders who hold their shares in the Fund through a financial intermediary should contact their financial representative to discuss their options with respect to the Liquidation and the distribution of such shareholders’ redemption proceeds.

Shortly after the transition to cash, the Fund intends to distribute its accumulated net capital gains and net investment income, if any, to shareholders of the Fund; these distributions may be taxable to shareholders who do not hold their shares in a tax-advantaged account such as an IRA or 401(k).

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE